UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2024

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40641	83-3492907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 452-4825

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 23, 2024, Kaival Brands Innovations Group, Inc., a Delaware corporation (the “Company” or “Kaival Brands”) entered into a definitive Merger and Share Exchange Agreement (the “Merger Agreement”) with Delta Corp Holdings Limited, a company incorporated in England and Wales (together with its successors and assigns, “Delta”), Delta Corp Holdings Limited, a Cayman Islands exempted company (“Pubco”), KAVL Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Merger Sub”) and Delta Corp Cayman Limited (the “Sellers”). The Company, Delta, Pubco, Merger Sub and the Sellers are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”. All of the transactions contemplated by the Merger Agreement are collectively referred to herein as the “Business Combination.”

On September 23, 2024, Kaival Brands and Delta issued a press release announcing their execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

On September 23, 2024, Delta provided information in connection with the proposed Business Combination in a presentation (the “Presentation”), which is furnished as Exhibit 99.1 hereto, and incorporated herein by reference.

The information in this Item 7.01 and each of Exhibits 99.1 and 99.2 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Pubco, Kaival Brands and Delta plan to file or cause to be filed relevant materials with the SEC, including a Pubco registration statement on Form F-4 (the “Registration Statement”) that will contain a proxy statement of Kaival Brands and a prospectus for registration of shares of Pubco. The Registration Statement has not been filed with or declared effective by the SEC. Following and subject to the Registration Statement being declared effective by the SEC, its definitive proxy statement/prospectus would be mailed or otherwise disseminated to Kaival Brands’ stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF KAIVAL BRANDS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DELTA, KAIVAL BRANDS, THE PROPOSED BUSINESS COMBINATION, AND RELATED MATTERS. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Pubco and Kaival Brands with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Kaival Brands by directing a written request to: Kaival Brands Innovations Group, Inc., 4460 Old Dixie Highway Grant-Valkaria, Florida. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Business Combination.

Participants in the Solicitation

Kaival Brands and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the shareholders of Kaival Brands with respect to the proposed Business Combination and related matters. Information about the directors and executive officers of Kaival Brands, including their ownership of shares of Kaival Brands common stock, is included in Kaival Brands’ Annual Report on Form 10-K for the year ended October 31, 2023, which was filed with the SEC on February 14, 2024. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from Kaival Brands shareholders, including a description of their interests in the proposed business combination by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents to be filed with the SEC when they become available. The directors and officers of Delta do not currently hold any interests, by security holdings or otherwise, in Kaival Brands.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Form 8-K, including the exhibits thereto contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between Pubco, Kaival Brands and Delta. All statements other than statements of historical facts contained in this Form 8-K, including statements regarding Pubco’s, Kaival Brands’ or Delta’s future results of operations and financial position, Pubco’s, Kaival Brands’ and Delta’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of Pubco, Kaival Brands and Delta, and the expected value of the combined company after the transactions, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed Business Combination: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Kaival Brands’ securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement, including due to failure to obtain approval of the shareholders of Kaival Brands or other conditions to closing in the definitive agreement; the inability to obtain or maintain the listing of Pubco ordinary shares on Nasdaq following the business combination; the risk that the transactions contemplated by the Business Combination disrupt current plans and operations of Kaival Brands as a result of the announcement and consummation of these transactions; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that Pubco, Delta or Kaival Brands may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the Registration Statement and accompanying proxy statement/prospectus (when available) relating to the transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by Pubco and Kaival Brands. Moreover, Pubco, Delta and Kaival Brands operate in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Pubco’s, Delta’s and Kaival Brands’ control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. None of Pubco, Delta or Kaival Brands gives any assurance that either Delta or Kaival Brands or Pubco will achieve its expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Pubco, Delta and Kaival Brands assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Presentation

99.2	Press Release

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2024	Kaival Brands Innovations Group, Inc.

	By:	/s/ Mark Thoenes
Mark Thoenes
Chief Executive Officer